                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          SOUTH VALLEY BANCORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                          Mailed to Shareholders
                                                     on or about April 22, 1996.

                           SOUTH VALLEY BANCORPORATION
                               500 TENNANT STATION
                          MORGAN HILL, CALIFORNIA 95037
                                 (408) 778-1510

                                 PROXY STATEMENT

                     INFORMATION CONCERNING THE SOLICITATION

         The enclosed Proxy is solicited by, and on behalf of, the Board of Directors of South Valley Bancorporation, a California corporation (the "Company"), for use at the 1996 Annual Meeting of Shareholders (the "Meeting") to be held at the Golden Oak Restaurant, 16695 Condit Road, Morgan Hill, California 95037 on Thursday, May 16, 1996 at 3:00 p.m. Only shareholders of record on April 12, 1996 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 1,314,166 shares of its no par value common stock (the "Common Stock").

         Shareholders of the Company are entitled to one vote for each share held, except that for the election of directors, each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all of his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in otherwords, cast for any candidate a number of votes greater than the number of shares held by such shareholder) unless such candidate's or candidates' name(s) have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. An opportunity will be given at the Meeting prior to the voting for any shareholder who desires to do so, to announce his or her intention to cumulate his or her votes. The proxy holders are given, under the terms of the Proxy, discretionary authority to cumulate votes represented by shares for which they are named in the Proxy.

         Any shareholder giving a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend it prior to its exercise. The Proxy may be revoked prior to the Meeting (i) by filing with the Company's Secretary an instrument revoking it or a duly elected Proxy bearing a later date or (ii) by appearing and voting in person at the Meeting.

         The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and employees of the Company and South Valley National Bank (the "Bank") may, without additional compensation, solicit proxies by telephone or personal interview, the costs of which will be borne by the Company.

         Votes cast by proxy or in person at the Meeting will be counted by the Inspector of Elections for the Meeting. The Inspector will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

         Unless otherwise instructed, each valid Proxy returned which is not revoked will be voted in accordance with the Proxy Card FOR Proposals No. 1 and No. 2, as described in this Proxy Statement, and, at the proxy holder's discretion, on such other matters, if any, which may come before the Meeting (including any proposal to postpone or adjourn the Meeting).

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of the Record Date, April 12, 1996, no group or individual known to the Company owned beneficially more than five percent (5%) of the outstanding shares of its Common Stock, except as described below:

                                                   Amount and
                 Name and Address                   Nature of          Percent
Title of Class   of Beneficial Owner           Beneficial Ownership  of Class(1)
- --------------   -------------------           --------------------  -----------
Common Stock     STANLEY G. KAZEZSKI                 67,000             5.1%
                 550 Ortega Avenue 219-B
                 Mountain View, CA 94040-1581

Common Stock     ROGER C. KNOPF                     117,234(2)          8.8%
                 14692 Knopf Court
                 Morgan Hill, CA 95037

(1) All percentages are calculated on the basis of the number of shares outstanding as of the Record Date (1,314,166) plus shares subject to options that are currently exercisable or will become exercisable within sixty (60) days of the Record Date (20,064).

(2) Includes 2,744 shares held in the name of Mr. Knopf's children, 26,283 shares held by the Knopf Construction Co. Retirement Plan and options to purchase 2,904 shares, immiately exercisable by Mr. Knopf.


                        SECURITY OWNERSHIP OF MANAGEMENT

         The following tables sets forth information as of the Record Date, April 12, 1996, concerning the equity ownership of directors, nominees, and executive officers named in the Summary Compensation Table and directors and executive officers of the Corporation and the Bank as a group. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Company has only one class of shares outstanding, which is Common Stock. There are no current arrangements known to the Corporation that may result in a change in control of the Corporation. Except as otherwise noted in the footnotes below, each person has sole voting and investment power with respect to the shares listed.

                                      Name and Address        Amount and Nature of     Percent
Title of Class                        of Beneficial Owner(1)  Beneficial Ownership(2)  of Class(3)
- --------------                        ----------------------  -----------------------  -----------
Common Stock                          Laurence M. Connell            12,762(4)             1.0%

Common Stock                          Richard L. Conniff                 --                 --

Common Stock                          Joseph A. Filice               21,260(5)             1.6%

Common Stock                          Eugene R. Guglielmo            43,544(6)             3.3%

Common Stock                          Roger C. Knopf                117,234(7)             8.8%

Common Stock                          Edward J. Lazzarini            14,300(8)             1.1%

Common Stock                          R. Kurt Michielssen             1,758                  .1%

Common Stock                          Donald G. Mountz               31,231(9)             2.3%

Common Stock                          James R. Price                 37,031(10)            2.8%

Common Stock                          Mary Lou Rawitser               1,760(11)             .1%

Common Stock                          Brad L. Smith                  38,644(12)            2.9%

All directors and executive officers
as a group (11 persons)                                             319,524               23.9%


(1) The address for each person listed in the table is the address of the Company, 500 Tennant Station, Morgan Hill, California 95037.

(2) All shares are calculated on the basis of the number of current shares held plus shares subject to options that are currently exercisable or will become exercisable within sixty (60) days of the Record Date.

(3) All percentages are calculated on the basis of the number of shares outstanding as of the Record Date plus shares subject to options that are currently exercisable or will become exercisable within sixty (60) days of the Record Date.

(4) Includes 1,005 shares held by an IRA trust for the benefit of Mr. Connell, 1,005 shares held by an IRA trust for the benefit of his wife and options to purchase 2,904 shares, immediately exercisable by Mr. Connell.

(5) Includes 16,490 shares held in trust for which Mr. Filice and his wife are trustees and beneficiaries, 1,866 shares representing Mr. Filice's 10% pro rata share of 18,660 shares held by Filereno Investments, a partnership and options to purchae 2,904 shares, immediately exercisable by Mr. Filice.

(6) Includes 29,184 shares held in the name of Emilio Guglielmo Winery, Inc., of which Mr. Guglielmo is a shareholder, director and executive officer, 1,831 shares owned by Emilio Guglielmo Winery Inc. Profit Sharing Plan and options to purchase 2,904 shares, immediately exercisable by Mr. Guglielmo.

(7) Includes 2,744 shares held in the name of Mr. Knopf's children, 26,283 shares held by the Knopf Construction Co. Retirement Plan and options to purchase 2,904 shares, immediately exercisable by Mr. Knopf.

(8) Includes 5,500 shares held by an IRA trust for the benefit of Mr. Lazzarini, 235 shares held by an IRA trust for the benefit of his wife, 3,025 shares held by the Lazzco Inc. Deferred Benefit Pension Plan Trust and options to purchase 2,904 shares, immediately exercisable by Mr. Lazzarini.

(9) Includes 14,294 shares held by D.G. Mountz Assoc. Employee's Profit Sharing Trust, 14,033 held in the name of the Mountz Family Trust and options to purchase 2,904 shares, immediately exercisable by Mr. Mountz.

(10) Includes 2,289 shares held in the name of the Price Family Trust, 33, 422 shares held by LynRob Enterprises, Inc. Profit Sharing Trust and options to purchase 1,320 shares, immediately exercisable by Mr. Price.

(11) Includes options to purchase 1,320 shares immediately exercisable by Ms. Rawitser.

(12) Includes 4,345 vested shares held in the name of Mr. Smith by the South Valley National Bank ESOP, of which Mr. Smith is a Trustee.

                                 PROPOSAL NO. 1

                      ELECTION OF DIRECTORS OF THE COMPANY

         The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may be disregarded by the chairman of the meeting and upon his instruction, the inspector of elections shall disregard all votes cast for such nominee(s).

         The number of directors authorized for election at this meeting is nine
(9). The Board of Directors has nominated the nine (9) nominees, all of whom are incumbent directors, to serve as the Company's directors. Each director elected will hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

         All Proxies will be voted FOR the election of the nine (9) nominees listed below, all of whom are incumbent directors, as recommended by the Board of Directors, unless authority to vote for the election of directors is withheld. The nominees receiving the highest number of affirmative votes of all the shares entitled to be voted for them shall be elected as directors. Abstentions and votes cast against nominees or votes withheld will have no effect on the election of directors. If any of the nominees should unexpectedly decline or be unable to act as a director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate a person or persons in addition to, or in lieu of those named below.

         The following table sets forth certain information as of the Record Date, April 12, 1996, with respect to those persons nominated by the Board of Directors for election of directors as well as all executive officers. The Company knows of no arrangements, including any pledge by any person or securities of the Company, the operation of which may, at a subsequent date, result in a change of control of the Company. There are no arrangements or understandings by which any of the executive officers or directors of either the Company or the Bank were selected. There is no family relationship between any of the directors and executive officers.


Name                 Age  Positions Held with the Corporation and the Bank
- ----                 ---  ------------------------------------------------
Laurence M. Connell  62   Director of Company since 1982; Director of Bank
                          since 1983.

Richard L. Conniff   49   Senior Vice President and Chief Financial Officer of
                          Bank since 1995.

Joseph A. Filice     59   Director of Company since 1982; Director of Bank
                          since 1983.

Eugene R. Guglielmo  46   Director of Company since 1982; Director of Bank
                          since 1983.

Roger C. Knopf       55   Chairman of the Company and Bank since 1995; Director
                          of Company since 1982; Director of Bank since 1983.

Edward J. Lazzarini  67   Director of Company since 1982; Director of Bank
                          since 1983.

R. Kurt Michielssen  44   Senior Vice President and Credit Administrator of
                          Bank since 1984.

Donald G. Mountz     65   Director of Company and Bank since 1984.

James R. Price       70   Director of Company and Bank since 1994.

Mary Lou Rawitser    52   Director of Company and Bank since 1994.

Brad L. Smith        46   Director of Company since 1985; President and Chief
                          Executive Officer of Company since 1994; Director,
                          President and Chief Executive Officer of Bank since
                          1985.



                                    DIRECTORS

         The principal occupation(s) during the past five years of each nominee for director of the Company whose name appears in the table above is as follows:

         LAURENCE M. CONNELL has been owner and President of Connell Realty Inc., a real estate brokerage located in Gilroy, California since 1969.

         JOSEPH A. FILICE has been the President of Greco Filice Accountancy Corporation located in Gilroy, California since 1980.

         EUGENE R. GUGLIELMO has been the General Manager and Secretary of Emilio Guglielmo Winery, Inc. located in Morgan Hill, California since 1972.

         ROGER C. KNOPF has been the owner and President of Knopf Construction Co., a custom home builder located in Morgan Hill, California since 1979.

         EDWARD J. LAZZARINI has been the owner and President of Lazzco, Inc., a real estate rental company located in Morgan Hill, California since 1978. He has been a practicing certified public accountant since 1957.

         DONALD G. MOUNTZ has been the President and Chief Executive Officer of Mountz, Inc., a manufacturer and marketer of precision torque equipment located in San Jose, California since 1965.

         JAMES R. PRICE has been the President of LynRob Enterprises, a real estate development firm located in Morgan Hill, California since 1990. Previously, Mr. Price served as Chairman of ASCO Air Conditioning, Inc., a heating and air conditioning contractor located in Morgan Hill, California.

         MARY LOU RAWITSER has been a financial planner in Gilroy, California since 1978.

         None of the Company's or the Bank's directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered under the Investment Company Act of 1940.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         There were fifty-eight (58) meetings of the Company's and the Bank's Boards of Directors and their respective Committees during the fiscal year ended December 31, 1994. Each director attended at least 75% of the aggregate number of Board of Directors' meetings and meetings held by all committees of the Board on which each such director served.

         The Boards of Directors of the Company and the Bank have established the following standing committees, with membership as noted:

         The Executive Committee is chaired by Mr. Knopf. Messrs. Lazzarini, Mountz and Smith are also members. The Executive Committee has general authority to perform those functions delegated to it by the Board of Directors or by the Chairman of the Board of Directors. The Executive Committee held eight (8) meetings during 1995.

         The Audit Committee (a) recommends to the Board of Directors an outside accounting firm to conduct an annual audit of the books and records of the Company and the Bank, (b) reviews with such accounting firm the results of the annual audit, (c) reviews the performance of the accounting firm, and (d) consults with the accounting firm with regard to the adequacy of internal accounting controls. The Audit Committee is chaired by Mr. Knopf and includes the entire Board of Directors. The Audit Committee held four (4) meetings during 1995.

         The Stock Option Committee's principal function is to administer the Company's stock option plans. The Committee is chaired by Mr. Knopf and includes the entire Board of Directors. The Stock Option Committee held one (1) meeting during 1995.

         The Company has no standing Nominating Committee. The selection of the Company's nominees for directors may be carried out by the Board of Directors or by any shareholder pursuant to the procedure outlined in Section 2.3 of the Company's Bylaws as set forth in the Notice of Annual Meeting of the Shareholders.

         The Directors' Loan and Investment Committee reviews and evaluates the loan and investment policies and portfolios of the Bank. The committee also reviews and approves loan requests which exceed the discretionary lending limits of management's loan committee. The Directors' Loan and Investment Committee is chaired by Mr. Filice and includes Messrs. Connell, Knopf, Lazzarini and Smith. The Directors' Loan and Investment Committee held twenty-two (22) meetings during 1995.

         The Personnel Committee reviews recommendations of management concerning changes in salaries, promotions, job titles and fringe benefits for Bank officers, and any other necessary personnel matters that relate to policies and procedures. The Personnel Committee is chaired by Mr. Knopf and includes the entire Board. The Personnel Committee held one (1) meeting during 1995.

                              DIRECTOR COMPENSATION

         Directors other than Mr. Smith are compensated at the standard rate of $500 per month for all board meetings held during that month, plus $150 for each Committee meeting attended, except for the Chairman who receives a standard rate of $1,000 per month for all services. Mr. Smith, as an inside director, does not receive any director compensation. Except as described, there are no other standard arrangements pursuant to which directors of the Company or the Bank are compensated for services as a director, including any additional amounts payable for committee participation or special assignments, and there are no other arrangements pursuant to which any director of the Company or Bank was compensated during the Company's last fiscal year for services as a director. As a group, directors of the Company received $71,000 as compensation for services during 1995.

                              EXECUTIVE MANAGEMENT

         RICHARD L. CONNIFF has been a Senior Vice President and Chief Financial Officer of the Company and Bank since September 1995. Mr. Conniff was President and Chief Executive Officer of California Security Bank, San Jose, California during the first part of 1995. From 1984 to 1994 he was President and Chief Executive Officer of Business Bancorp and its subsdidiary, California Business Bank, N.A., San Jose, California.

         R. KURT MICHIELSSEN has been a Senior Vice President and Credit Administrator of the Bank since 1984. Previously he was an Assistant Vice President and Loan Officer at Wells Fargo Bank.

         BRAD L. SMITH has been President and Chief Executive Officer of the Bank since 1985 and has been President and Chief Executive Officer of the Company since 1994. He was formerly a Vice President with Pacific Valley Bank managing its Gilroy office. Mr. Smith also serves as Chairman of the newly formed Good Samaritan Charitable Foundation Board of Trustees, a not-for-profit organization providing medical services to Santa Clara County.

                             EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth the aggregate cash compensation paid to the Chief Executive Officer and all other executive officers of the Company and the Bank for services provided during the fiscal years ended December 31, 1995, 1994 and 1993.

                             --------------------------------------------------------------------------------
                                       Annual Compensation                        Long Term Compensation
                                                                                     Awards           Payouts
- ---------------------------------------------------------------------------------------------------------------------------
                                                               Other                     Securities
                                                               Annual        Restricted  Underlying   LTIP     All Other
Name and                                                       Compen-         Stock      Options/    payouts  Compen-
Principal Position(1)        Year  Salary ($)(2)  Bonus($)(3)  sation($)(4)  Awards($)   SAR's(#)(5)    ($)    sation($)(6)
- ---------------------------------------------------------------------------------------------------------------------------
Brad L. Smith                1995     149,487       48,200          --           --          --          --
  President and CEO of the   1994     146,922       58,916          --           --          --          --       12,313
  Company and the Bank       1993     141,620       48,000          --           --          --          --       10,601

- ---------------------------------------------------------------------------------------------------------------------------
R. Kurt Michielssen          1995      91,901       15,500                       --          --          --           --
  Senior Vice President of   1994      83,200       18,720          --           --          --          --        5,860
  the Bank                   1993      80,533       13,000          --           --          --          --        4,714

- ---------------------------------------------------------------------------------------------------------------------------
Thomas A. Sa(7)              1995      51,002           --          --           --          --          --           --
  Senior Vice President and  1994      77,000       14,580          --           --          --          --        3,222
  CFO of the Company and     1993      62,000       10,500          --           --          --          --        3,741
  the Bank

- ---------------------------------------------------------------------------------------------------------------------------
Richard L. Conniff(8)        1995      33,333        6,200          --           --          --          --           --
  Senior Vice President and
  CFO of the Company and
  the Bank
- ---------------------------------------------------------------------------------------------------------------------------

(1) All individuals named in the table are officers of South Valley National Bank (the "Bank"), the sole subsidiary of the Company and its primary operating unit. Amounts disclosed in the table reflect compensation earned as officers of the Bank. Messrs. Smith and Sa also served as unsalaried officers of the Company.

(2) Amounts shown include cash and noncash earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the 401(k) Plan.

(3) Amounts indicated as bonus payments were earned for performance during 1995, 1994 and 1993, but paid in the first quarter of the following years, 1996, 1995 and 1994, respectively.

(4) No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus during 1995, 1994 and 1993.

(5) The Company has adopted, subject to shareholder approval of Proposal No. 2, a 1995 Stock Option Plan (the "1995 Plan"). Pursuant to the 1995 Plan, options may be granted to directors, executive officers and key employees of the Company and its subsidiary. Options granted under the 1995 Plan may be either incentive options or nonstatutory options. Options granted under the 1995 Plan become exercisable in accordance with a vesting schedule established at the time of grant. Vesting may not extend beyond ten years from the date of grant. Upon a change in control, options do not become fully vested and exercisable, but may be assumed or equivalent options may be substituted by a successor company. Options granted under the 1995 Plan are adjusted to protect against dilution in the event of certain changes in the Company's capitalization, including stock splits and stock dividends. Options were granted, subject to shareholder approval of Proposal No. 2, to executive officers under the 1995 Plan during the first quarter of 1996. All options granted under the 1995 Plan to the named executive officers were incentive stock options and for an exercise price equal to the fair market value of the

Company's Common Stock on the date of grant. No executive officer received grants of options under any stock option plan during 1995, 1994 or 1993.

(6) The Company has an Employee Stock Ownership Plan ("ESOP") in which, generally, all full time salaried employees over the age of twenty are eligible to participate. Each year the Company may contribute Common Stock and/or cash to the ESOP which is allocated to each participant in proportion to his or her total annual regular compensation for the year. The ESOP may borrow funds which, in addition to the Company's cash contributions, may be used to purchase the Company's Common Stock from the Company or on the open market. The Company's total accrued contributions to the ESOP for the calendar years 1995, 1994 and 1993 were $92,000, $111,100, and $81,800, respectively.

The Company also has a 401(k) tax deferred savings plan in which, generally, all employees are eligible to participate. Participating employees may defer a portion of their compensation to the 401(k) Plan. The Company, at its option, may make matching contributions on participant deferrals at a rate determined annually by the Company (32% in 1995, 41% in 1994, and 35% in 1993). The matching contribution vests over a period of seven years. For the calendar years 1995, 1994 and 1993 the Company's accrued contributions to the 401(k) Plan were $30,000, $33,700 and $26,000, respectively.

Amounts shown include Company matching cash contributions made under the 401(k) Plan and cash allocations to accounts under the ESOP for the benefit of the named executives.

(7) Mr. Sa resigned from his position as Senior Vice President and Chief Financial Officer for the Bank and the Company effective August 4, 1995.

(8) Mr. Conniff joined the Company and the Bank as Senior Vice President and Chief Financial Officer as of September 5, 1995.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         The table reflecting option grants during fiscal year 1995 has been omitted as no option grants were made to the named executive officers during 1995.

             AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

         The table reflecting aggregated option exercises during fiscal year 1995 has been omitted as no options were exercised by any of the named executive officers of the Company during 1995. There were no options outstanding at 1995 year-end either exercisable or unexercisable by any of the named executive officers of the Company as all options had previously expired.

                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS

         On March 28,1996, the Bank entered into an employment agreement with Brad L. Smith, the President and Chief Executive Officer for the Bank and the Company, and a member of both their Boards of Directors. The agreement provides for base salary in the amount of $153,150 per year, subject to increase upon Mr. Smith's annual review. Mr. Smith is entitled to receive an annual cash bonus under the agreement based upon goals and performance criteria established by the Board of Directors each year during the term of the agreement. The agreement also provides for (a) the grant of stock options, in the discretion of the Board of Directors, to acquire Company Common Stock, (b) a policy of additional supplemental disability insurance equal to 50% of his base salary payable until he reaches age 65, (c) $650,000 worth of term life insurance, (d) an automobile for his business use, including insurance thereon, and (e) severance pay in the amount of two times his average annual compensation for the previous five years upon a change in control of the Company or the Bank by merger, acquisition, consolidation, reorganization, liquidation or dissolution.

         On March 28, 1996, the Bank entered into an employment agreement with Richard L. Conniff, the Senior Vice President and Chief Financial Officer for the Company and the. The agreement provides for base salary in the amount of $100,000 per year, subject to increase upon Mr.Conniff's annual review. Mr. Conniff is entitled to receive an annual cash bonus under the agreement based upon goals and performance criteria established by the Board of Directors each year during the term of the agreement. The agreement also provides for (a) the grant of stock options, in the discretion of the Board of Directors, to acquire Company Common Stock, (b) an automobile allowance in the amount of $700 per month, and (c) severance pay in the amount of one times his average annual compensation upon a change in control of the Company or the Bank by merger, acquisition, consolidation, reorganization, liquidation or dissolution.

         On March 28, 1996, the Bank entered into an employment agreement with
R. Kurt Michielssen, the Bank's Senior Vice President and Credit Administrator. The agreement provides for a base salary in the amount of $90,000 per year, subject to increase upon Mr. Michielssen's annual review. Mr. Michielssen is entitled to receive an annual cash bonus under the agreement based upon goals and performance criteria established by the Board of Directors each year during the term of the agreement. The agreement also provides for (a) the grant of stock options, in the discretion of the Board of Directors, to acquire Company Common Stock, (b) an automobile allowance in the amount of $300 per month, and
(c) severance pay in the amount of one times his average annual compensation for the previous five years upon a change in control of the Company or the Bank by merger, acquisition, consolidation, reorganization, liquidation or dissolution.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and shareholders beneficially owning ten percent (10%) or more of the Company's securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's equity securities. Officers, directors and 10% or more shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors and beneficial owners of 10% or more of the Company's securities appear to have been met.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

         Except as set forth below, there were no transactions or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction or series of transactions, to which the Company or the Bank was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, executive officer, nominee for director or 5% shareholder of the Company or the Bank, or any member of the immediate family of any such person had or will have a direct or indirect material interest.

                         CERTAIN BUSINESS RELATIONSHIPS

         There were no business relationships during 1995 of the type requiring disclosure under Item 404(b) of Regulation S-K.

                           INDEBTEDNESS OF MANAGEMENT

         The directors and officers of the Company, and certain of the businesses and professional organizations with which they are associated, have had, but are not obligated to have, banking transactions with the Bank in the ordinary course of business. Loans and commitments to loans included in such transactions have been and will continue to be made in accordance with applicable laws and on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons of similar credit-worthiness and which do not involve more than the normal risk of collectibility or present other unfavorable features.

                                 PROPOSAL NO. 2

                     APPROVAL OF THE 1995 STOCK OPTION PLAN

                                     General

         Approval of the 1995 Stock Option Plan requires the affirmative vote of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy. The Board of Directors unanimously recommends a vote FOR approval of the 1995 Stock Option Plan. All Proxies will be voted FOR approval of the 1995 Stock Option Plan.

         On October 19, 1995 the Company's Board of Directors approved the 1995 Stock Option Plan (the "1995 Plan") and reserved 332,000 shares of common stock for issuance under the 1995 Plan. The significant terms of the 1995 Plan are described below. A copy of the 1995 Plan is attached to this Proxy Statement as Exhibit A.

                                     Purpose

                  The 1995 Plan is designed as a method whereby those key employees and nonemployee directors ("Outside Directors") eligible to participate in the Plan, who are primarily responsible for the management and growth of the Company's business and who are presently making and are expected to make substantial contributions to the Company's future management and growth, may be offered incentives in addition to those presently available, and may be stimulated by increased personal involvement in the fortunes and success of the Company to continue in its service, thereby advancing the interests of the Company and its shareholders. The 1995 Plan provides for grants of options to executive officers and employees in the discretion of the Board of Directors, and for automatic (or "formula") grants to each Outside Director (including all current Outside Directors) of the Company.

                                 Administration

         The 1995 Plan will be administered by the Board of Directors of the Company. No discretion concerning decisions regarding the plan is afforded to any person who is not a "disinterested" person under Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The interpretation and construction of any provision of the 1995 Plan by the Board is final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the 1995 Plan.

                                     Grants

         The following table shows, to the extent determinable, the benefits allocated to the specified persons and groups under the 1995 Plan, conditional upon approval of the 1995 Plan by the shareholders of the Company. Options to Outside Directors were granted automatically on December 7, 1995, the date a permit was issued by the Department of Corporations authorizing the Company to grant options under the 1995 Plan. Options to executives and other employees were granted January 25, 1996. Because future awards to executive officers and employees of the Company are discretionary and cannot be determined at this time, the table does not reflect any such awards. All share numbers and stock prices have been adjusted for a 10% stock dividend declared for shareholders of record February 16, 1996, and payable February 23, 1996.

- --------------------------------------------------------------------------------
Name and Position              Exercise Price Per Share ($)  Shares Granted (#)
- --------------------------------------------------------------------------------
Brad L. Smith                             13.50                  39,600
  President & CEO
- --------------------------------------------------------------------------------
Richard L. Conniff                        13.50                  14,400
  Senior Vice President & CFO
- --------------------------------------------------------------------------------
R. Kurt Michielssen                       13.50                  14,400
  Senior Vice President
- --------------------------------------------------------------------------------
All Executive Officers                    13.50                  68,400
  as a group (3 persons)
- --------------------------------------------------------------------------------
All Outside Directors                     13.50                  66,000(1)
  as a group (8 persons)
- --------------------------------------------------------------------------------
All Non-Executive Officers                13.50                  40,150
  as a group (14 persons)
- --------------------------------------------------------------------------------

(1) Represents the number of shares for which the 1995 Plan authorizes options to be granted automatically to each current Outside Director, times the current number of such directors.

                                Terms of Options

         Options granted to Outside Directors under the 1995 Plan each have a term of 10 years and are vested for exercise over a 3-year vesting schedule. Options granted to employees under the 1995 Plan have terms and vesting schedules determined by the Board of Directors, or its committee, provided that the term may not exceed ten years.

         FORM OF CONSIDERATION. Consideration to be paid for shares issued upon exercise of options granted under the 1995 Plan may include cash, certified check, official bank check or the equivalent thereof; or other shares of the Company's Common Stock which have been beneficially owned for at least six months, with a fair market value on the exercise date equal to the aggregate exercise price of the shares being purchased.

         In addition, an option may be exercised by delivering to the Company
(i) an exercise notice instructing the Company to deliver the certificates for the shares purchased to a designated brokerage firm and (ii) a copy of irrevocable instructions delivered to the brokerage firm to sell the shares acquired upon exercise of the option and to deliver to the Company from the sale proceeds sufficient cash to pay the exercise price and applicable withholding taxes arising as a result of the exercise.

         OPTION PRICE. The per share exercise price of options is 100% of the fair market value of the Company's Common Stock on the date of grant, unless the optionee receiving the option owns more than 10% of the Company's outstanding shares, in which event the exercise price will be 110% of fair market value on the date of grant.

         TERMINATION OF AFFILIATION. The 1995 Plan provides that if an optionee ceases to be affiliated with the Company (an Outside Director ceases to serve as a director of the Company or an employee's status as an employee is terminated), the option may be exercised within three months after the date he or she ceases to be a director or employee as to all or part of the shares that the optionee was entitled to exercise at the date of such termination, provided that the date of exercise may not occur after the expiration of the term of the option.

         Death. In the event of the death of an optionee, the option may be exercised by the optionee's estate at any time within twelve months after death, but only to the extent that the option would have been exercisable at the time of death.

         Disability. If an optionee is unable to continue his or her service as a director or employee of the Company as a result of disability, the option may be exercised at any time within twelve months after the date of termination of the optionee's services as a director or employee, but only to the extent that the option would have been exercisable at the time of termination as a result of disability.

         NONTRANSFERABILITY. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee or the optionee's qualified representative during his or her lifetime, or in the event of death, by the optionee's legal representative or any person who acquires the right to exercise the option by reason of the death of the optionee.

         ADJUSTMENTS OF AND CHANGES IN SHARES. Adjustments may be made to the number of shares authorized for issuance under the 1995 Plan, to those which are covered by each outstanding option, and to the price per share, due to changes in capitalization, dissolution, liquidation, sale or merger.

         Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares covered by each outstanding option, the number of shares authorized for issuance under the Plan, and the price per share covered by each outstanding option, shall be proportionately adjusted for any change in the number of outstanding shares of the Common Stock of the Company resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification or any other change affecting the outstanding shares of Common Stock as a class effected without receipt of consideration by the Company.

         Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, options outstanding under the 1995 Plan shall terminate immediately before consummation of such proposed action. The Board in such cases is required to provide written notice to optionees of the expected dates of termination of outstanding options and consummation of the proposed dissolution or liquidition.

         Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the surviving corporation, outstanding options may be assumed or equivalent options may be substituted by the successor corporation unless the successor corporation does not agree to assume the options or to substitute equivalent options. If outstanding options are not assumed or substituted by equivalent options, all outstanding options will terminate immediately before the consummation of such sale or merger.

         AMENDMENT OR TERMINATION OF PLAN. The Board of Directors has the power and authority to terminate or amend the 1995 Plan, subject to shareholder approval of any amendment for which shareholder approval is required for continued compliance under the Exchange Act and other specified laws and regulations. No termination, modification or amendment may adversely affect any stock options then outstanding without the optionee's prior consent.

                            Federal Tax Consequences

         Options granted under the 1995 Plan may be either Incentive Options which satisfy the requirements of Section 422 of the Internal Revenue Code, or Nonstatutory Options which do not meet such requirements. The federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by an optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the Company Common Stock received upon the exercise of an Incentive Option over the exercise price is includable in the employee's alternative minimum taxable income and may be subject to the alternative minimum tax ("AMT"). For AMT purposes only, the basis of the Company Common Stock received upon exercise of an Incentive Option is increased by the amount of such excess.

         An optionee will recognize taxable income in the year in which the purchased shares acquired upon exercise of an Incentive Option are sold or otherwise disposed of. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. An optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the grant date of the option and more than one year after the exercise date. If an optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result. An exercise procedure involving the withholding of shares otherwise due upon exercise of an Incentive Option or an immediate sale of acquired shares in a broker sale and remittance procedure will be a disqualifying disposition of such shares, while the exercise method involving the delivery of previously owned shares will not (provided that if the shares being delivered were acquired upon the exercise of incentive stock options, they satisfy the holding periods mentioned above).

         Upon a quaifying disposition, an optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale or other disposition of the purchased shares and the exercise price paid for the shares except that for AMT purposes, the gain or loss would be the difference between the amount realized upon the sale or other disposition of the purchased shares and the employee's basis increased as described above. If there is a disqualifying disposition of the shares, then the optionee will generally recognize ordinary income to the extent of the lesser of the difference between the exercise price and (i) the fair market value of the Company Common Stock on the date of exercise, or (ii) the amount realized on such disqualifying disposition. Any additional gain recognized upon the disposition will be capital gain. If the amount realized is less than the exercise price, the optionee will, in general, recognize a capital loss. If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, to the extent the optionee recognizes ordinary income. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Nonstatutory Options. No taxable income is recognized by an optionee upon the grant of a Nonstatutory Option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the date of exercise over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon a subsequent sale of the purchased shares, the optionee will generally recognize either a capital gain or a capital loss depending on whether the amount realized is more or less than the exercise price plus the difference between the exercise price and fair market value on the date of exercise.

         The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to an exercised Nonstatutory Option. The deduction will generally be allowed for the taxable year of the Company in which ordinary income is recognized by the optionee in connection with the acquisition of the option shares.

         THE FOREGOING DISCUSSION OF THE MATERIAL PROVISIONS OF THE 1995 PLAN IS SUBJECT TO THE SPECIFIC TERMS OF THE 1995 PLAN SET FORTH IN EXHIBIT "A". SHAREHOLDERS SHOULD READ EXHIBIT "A" IN ITS ENTIRETY FOR A COMPLETE UNDERSTANDING OF THE 1995 PLAN.

                                  Vote Required

         The affirmative vote of the holders of a majority of the shares of the Company Common Stock present in person or represented by proxy and entitled to vote at the Meeting is required to approve the 1995 Plan, provided that the number of affirmative votes equals at least a majority of the shares constituting the required quorum. Abstentions will be counted for purposes of determining the number of shares entitled to vote on the proposal and will have the effect of a vote against the proposal. Although broker non-votes with respect to this proposal will be counted to determine the presence or absence of a quorum, broker non-votes with respect to this proposal, if any, will not be counted in determining the number of shares entitled to vote on this proposal.

                                 PROPOSAL NO. 3

                              INDEPENDENT AUDITORS

         Audit services during 1995 were performed by Deloitte & Touche LLP, Certified Public Accountants, and consisted of examining financial statements, preparing management letters, meeting with the Audit Committee of the Board of Directors and consulting with the Company and the Bank on accounting matters.

         The Company's Audit Committee has completed its evaluation for the selection and recommendation of independent auditors for the fiscal year 1996 and The Board of Directors recommends shareholders vote FOR selection of Deloitte & Touche LLP as the Company's independent auditors.

         Deloitte & Touche LLP has advised the Company that one or more of its representatives will be present at the meeting to make a statement if they so desire and to respond to appropriate questions.

                          ANNUAL REPORT TO SHAREHOLDERS

         The Company's Annual Report to Shareholders, including audited consolidated financial statements for the Company and the Bank for the fiscal year ended December 31, 1995, is being mailed concurrently with this Proxy Statement to shareholders.

                                    FORM 10-K

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO RICHARD L. CONNIFF, SENIOR VICE PRESIDENT & CFO, SOUTH VALLEY BANCORPORATION, 8000 SANTA TERESA BLVD., GILROY, CA 95020.

                              SHAREHOLDER PROPOSALS

         The 1997 Annual Meeting of Shareholders is currently scheduled for May 15, 1997. Any shareholder may submit a proposal to be acted upon at the 1997 Annual Meeting if submitted in writing to Richard L. Conniff, South Valley Bancorporation, 8000 Santa Teresa Blvd., Gilroy, CA 95020 and received not later than December 28, 1996.

                                  OTHER MATTERS

         If any other matters not referred to in the Proxy Statement and enclosed Proxy come before the meeting, including matters incident to the conduct of the meeting, the Proxy Holders will vote the shares represented by the Proxies in accordance with their best judgment. The Board of Directors is not aware of any other business to come before the meeting, and as of the date of this Proxy Statement, no shareholder has submitted any proposal to be acted upon at the Meeting.

                                        SOUTH VALLEY BANCORPORATION




Morgan Hill, California                 By: Sandra L. Ogle, Secretary
April 22, 1996

                          SOUTH VALLEY BANCORPORATION


                             1995 STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----


1.  PURPOSE ..........................................................      1

2.  ADMINISTRATION
    (a)  Administration by Board or Committee ........................      1
    (b)  Grants to Officers; Disinterested Person Requirement ........      1
    (c)  Grants to Outside Directors .................................      2
    (d)  Subsequent Reference ........................................      2
    (e)  Authority of Committee ......................................      2

3.  ELIGIBILITY ......................................................      2

4.  THE SHARES .......................................................      3

5.  AUTOMATIC GRANTS TO OUTSIDE DIRECTORS ............................      3
    (a)  Initial Grants ..............................................      3
    (b)  Limitation ..................................................      3
    (d)  Terms of Outside Director Options ...........................      3
             (i)        Nonstatutory Options .........................      3
             (ii)       Option Price .................................      3
             (iii)      Duration and Vesting of Options ..............      4
             (iv)       Termination of Tenure on the Board ...........      4
             (v)        Non-Discretion ...............................      4

6.  GRANTS TO EMPLOYEES ..............................................      4
    (a)  Grant of Options ............................................      5
    (b)  Option Price ................................................      5
    (c)  Duration of Options .........................................      5
    (d)  Termination of Employment ...................................      5


7.  TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS ...................      6
    (a)  Exercise of Options .........................................      6
    (b)  Transferability of Option and Shares ........................      7
    (c)  Withholding .................................................      7
    (d)  Other Terms and Conditions ..................................      7

8.  ADJUSTMENT OF, AND CHANGES IN, THE SHARES ........................      8
    (a)  Changes in Capitalization ...................................      8
    (b)  Dissolution, Liquidation, Sale or Merger ....................      8
    (c)  Notice of Adjustments; Fractional Shares ....................      8
    (d)  No Other Adjustments; Rights of Company Unaffected ..........      9

                               TABLE OF CONTENTS
                                  (continued)

                                                                         Page
                                                                         ----


 9.  AMENDMENT AND TERMINATION OF THE PLAN ..........................      9

10.  EFFECTIVENESS OF THE PLAN ......................................      9

11.  INFORMATION TO OPTIONEES .......................................      9

12.  PRIVILEGES OF STOCK OWNERSHIP, SECURITIES LAW COMPLIANCE .......     10

13.  NOTICE OF SALE .................................................     10

14.  INDEMNIFICATION ................................................     10

                          SOUTH VALLEY BANCORPORATION
                             1995 STOCK OPTION PLAN

        1.  PURPOSE

        The purpose of this South Valley Bancorporation 1995 Stock Option Plan (the "Plan") is to provide a method whereby those key employees and nonemployee directors of South Valley Bancorporation and its affiliates (hereinafter collectively referred to as the "Company"), who are primarily responsible for the management and growth of the Company's business and who are presently making and are expected to make substantial contributions to the Company's future management and growth, may be offered incentives in addition to those presently available, and may be stimulated by increased personal involvement in the fortunes and success of the Company to continue in its service, thereby advancing the interests of the Company and its shareholders.

        The word "affiliate," as used in the Plan, means any bank or corporation in any unbroken chain of banks or corporations beginning or ending with the Company, if at the time of the granting of an option, each such bank or corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other banks or corporations in the chain.

        2.  ADMINISTRATION

        The following provisions shall govern the administration of the Plan:

                (a) Administration by Board or Committee. Subject to paragraphs (b) and (c) below, the Plan shall be administered by the Board of Directors or a duly appointed committee of the Board. The Board of Directors may from time to time remove members from or add members to the committee. Vacancies on the committee, however caused, shall be filled by the Board of Directors. The Board of Directors may designate a Chairman and Vice-Chairman of the committee from among the committee members. Acts of the committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the committee, at which a quorum of the committee is present and acting, or (ii) reduced to and approved in writing by all members of the committee, shall be the valid acts of the committee.

                (b) Grants to Officers; Disinterested Person Requirement. Discretionary grants of options to officers of the Company, including officers who are also directors of the Company, shall be made by and all discretion with respect to the material terms of such options shall be exercised by (i) the Board of Directors when all members of the Board are Disinterested Persons, or
(ii) a duly appointed committee of the Board composed solely of Disinterested Persons having full authority to act in the matter. The term "Disinterested Person" as used in the Plan shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("SEC") under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such rule may be amended from time to time, and as interpreted by the SEC ("Rule 16b-3"). The committee required by this paragraph shall consist of not less than the minimum number of Disinterested Persons from time to time required by Rule 16b-3.

        (c) Grants to Outside Directors. The full Board of Directors shall administer the Plan with respect to the automatic grant of options to Outside Directors pursuant to Section 5 of the Plan.

        (d) Subsequent Reference. The Board and any such committee(s) referred to in Section 2(a) or 2(b) is referred to hereinafter as the "Committee," except where otherwise expressly provided or where the context requires otherwise.

        (e) Authority of Committee. The Committee shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee. Subject to the express terms and conditions of the Plan and except with respect to the automatic grant of options to Outside Directors pursuant to Section 5, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such options and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to (i) determine which persons meet the requirements of Section 3 hereof for selection as participants in the Plan; (ii) determine to whom of the eligible persons, if any, options shall be granted under the Plan; (iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted thereunder shall be "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonstatutory stock options not described in Sections 422(b) or 423(a) of the Code; (iv) specify the number of shares to be covered by each option; (v) determine the fair market value of shares of the Company's common stock for any purpose under this Plan; (vi) take appropriate action to amend any option hereunder, provided that no such action may be taken without the written consent of the affected optionee; (vii) cancel outstanding options and issue replacement options therefor with the consent of the affected optionee, and (viii) make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

        3. ELIGIBILITY

        The persons who shall be eligible to receive the discretionary grant of options under this Plan shall be those key employees and officers of the Company (including officers who may also be directors of the Company) selected for participation by the Committee. Directors of the Company who are not also employees of the Company or any of its affiliates ("Outside Directors") are not eligible for the discretionary grant of options under this Plan. Outside Directors are eligible only for the nondiscretionary grant of options pursuant to Section 5 of this Plan. Notwithstanding any other provision of this Plan no person shall be granted options to purchase more than an aggregate of one hundred fifty thousand (150,000) shares of the Company's common stock under this Plan, as adjusted pursuant to Section 8.

        4. THE SHARES

        The shares of stock subject to options authorized to be granted under the Plan shall consist of three hundred thirty-two (332,000) shares of the Company's no par value common stock (the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be adjusted as provided in Section 8 hereof.
Upon the expiration or termination for any reason of an outstanding option under the Plan which has not been exercised in full, all unissued Shares thereunder shall again become available for the grant of options under the Plan. Shares of the Company's common stock which are (i) delivered by an optionee in payment of the exercise price of an option, or (ii) delivered by an optionee, or withheld by the Company from the shares otherwise due upon exercise of an option, in satisfaction of applicable withholding taxes shall again become available for the grant of options under the Plan only to those eligible participants who are not subject to Section 16 of the Exchange Act.

        5. AUTOMATIC GRANTS TO OUTSIDE DIRECTORS

        (a) Initial Grants. Subject to the limitation of paragraph (c) below, immediately following the issuance of a permit from the California Department of Corporations for the grant of options under the Plan and the issuance of shares pursuant to the exercise of such options (if, in the opinion of counsel for the Company, such a permit is required to be obtained), each person who is then an Outside Director shall be granted an option to purchase Seven Thousand Five Hundred (7,500) Shares (an "Initial Grant"). Each other person who is thereafter first elected or appointed as an Outside Director shall receive an Initial
Grant on the date of such election or appointment; provided, however, that if an Outside Director who received an Initial Grant ceases to serve on the Board and is subsequently re-elected or appointed to the Board such director shall not be entitled to an additional Initial Grant.

        (b) Limitation. The aggregate amount of the Shares (as adjusted pursuant to Section 8) subject to options granted to all Outside Directors as a group shall not at any time exceed thirty-six percent (36%) of the Shares (including Shares underlying expired or terminated options which are added back to the number of Shares available under the Plan pursuant to Section 4.

        (c) Terms of Outside Director Options. All options granted to Outside Directors shall be subject to the following terms and conditions:

                (i) Nonstatutory Options. All stock options granted to Outside Directors pursuant to the following Plan shall be nonstatutory stock options.

                (ii) Option Price. The purchase price under each option granted to an Outside Director shall be one hundred percent of the fair market value of the Shares subject thereto on the date the option is granted; provided, however, that the purchase price of an option granted to an Outside Director who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall not be less than one hundred ten percent of the fair market value of the Shares subject thereto on the date the option is granted.

          (iii) Duration and Vesting of Options. Each option granted to an Outside Director shall be for a ten-year term and shall be vested for exercise in annual increments of thirty-three and one-third percent (33-1/3%) of the Shares subject to the option with the first increment vesting on the first anniversary of the date of grant.

          (iv) Termination of Tenure on the Board. Upon the termination of an Outside Director's status as a member of the Board, his or her rights to exercise any options then held shall be only as follows:

          DEATH OR DISABILITY: If an Outside Director's tenure on the Board is terminated by death or disability, his or her qualified representative (in the event of the Outside Director's mental disability) or estate (in the event of the Outside Director's death) shall have the right for a period of twelve months following the date of such termination to exercise the option to the extent the Outside Director was entitled to exercise such option on the date of such termination; provided the actual date of exercise is in no event after the expiration of the term of the option. An Outside Director's "estate" shall mean his or her legal representative or any person who acquires the right to exercise an option by reason of the Outside Director's death. To the extent the option is not exercised within such period the option will terminate.

          OTHER REASONS: If an Outside Director's tenure on the Board is terminated for any reason other than those mentioned above under "Death or Disability," he or she may, within three months following such termination, exercise the option to the extent such option was exercisable by the Director on the date of such termination; provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate.

          (v) Non-Discretion. The automatic grants to Outside Directors pursuant to this Section 5 shall not be subject to the discretion of any person.

     6. GRANTS TO EMPLOYEES

     Options, in the discretion of the Committee, may be granted at any time prior to the termination of the Plan to persons who are employees of the Company, including employees who are also directors of the Company. Options granted by the Committee to employees pursuant to the Plan shall be subject to the following terms and conditions:

        (a) Grant of Options. Options granted to employees pursuant to the Plan may be either incentive stock options or nonstatutory stock options. If the aggregate fair market value of the shares issuable upon exercise of incentive stock options which are exercisable for the first time during any one calendar year under all incentive stock options held by an optionee exceeds $100,000 (determined at the time of the grant of the options), such options shall be treated as nonstatutory stock options to the extent of such excess.

        (b) Option Price. The purchase price under each option shall not be less than one hundred percent of the fair market value of the Shares subject thereto on the date the option is granted; provided, however, that the purchase price of an option granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall not be less than one hundred ten percent of the fair market value of the Shares subject thereto on the date the option is granted. For any purposes under this Plan, fair market value per share shall mean, where there is a public market for the Company's common stock, the mean of the bid and asked prices (or the closing price if listed on a stock exchange or The Nasdaq National Market) of the Company's common stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by The Nasdaq Stock Market or the National Quotation Bureau or the Company's primary market maker.) If such information is not available for the date of grant, then such information for the last preceding date for which such information is available shall be considered as the fair market value. If there is no public market for the Company's common stock, the fair market value thereof shall be determined by the Committee using any reasonable valuation method.

        (c) Duration of Options. Each option shall be for a term determined by the Committee; provided, however, that the term of any option may not exceed ten years and, provided further, that the term of any incentive stock option granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall not exceed five years. Each option shall vest in such manner and at such time as the Committee shall determine; provided, however, that no option shall vest for exercise at a rate of less than twenty percent per year during the five year period following the date of grant of an option.

        (d) Termination of Employment. Upon the termination of an optionee's status as an employee of the Company, his or her rights to exercise an option then held shall be only as follows:

                 DEATH OR DISABILITY: If an optionee's employment is
            terminated by death or disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate
            (in the event of optionee's death) shall have the right for a period of twelve (12) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) following the date of such termination to exercise the option to the extent the optionee was entitled to exercise such option on the date of such termination; provided the actual date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

          CAUSE: If an optionee's employment is terminated because such optionee is determined by the Board to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if an optionee makes any unauthorized disclosure of any of the secrets or confidential information of the Company, induces any client or customer of the Company to break any contract with the Company or induces any principal for whom the company acts as agent to terminate such agency relations, or engages in any conduct which constitutes unfair competition with the Company, or if an optionee is removed from any office of the Company by any bank regulatory agency, the optionee shall have the right for a period of thirty days to exercise the option to the extent the option was exercisable on the date of termination; provided that the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate. For the purpose of this paragraph, termination of employment shall be deemed to occur when the Company dispatches notice or advice to the optionee that the optionee's employment is terminated, and not at the time of optionee's receipt thereof.

          OTHER REASONS: If an optionee's employment is terminated for any reason other than those mentioned above under "Death or Disability" and "Cause," the optionee may, within three months (or such longer period as the Committee may determine at the date of grant or during the term of the option) following such termination, exercise the option to the extent such option was exercisable on the date of termination of the optionee's employment; provided the date of exercise is in no event after the expiration of the term of the option and provided further that any option which is exercised more than three months following termination shall be treated as a nonstatutory option whether or not it was designated as such at the time it was granted. To the extent the option is not exercised within such period the option will terminate.

     7. TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS

     The following terms and conditions shall apply to all options granted pursuant to the Plan:

        (a) Exercise of Options. To the extent the right to purchase Shares has vested under an optionee's stock option agreement, options may be exercised from time to time by delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Company, together with written notice to the Secretary of the Company, identifying the option or part thereof being exercised and specifying the number of Shares for which payment is being tendered. An optionee may also exercise an option by the delivery and surrender of shares of Company common stock which (a) have been owned by the optionee for at least six months or such other period as the Committee may require; and (b) have an aggregate fair market value on the date of surrender equal to the exercise price. In addition, an option may be exercised by delivering to the Company (i) an exercise notice instructing the Company to deliver the certificates for the Shares purchased to a designated brokerage firm and (ii) a copy of irrevocable instructions delivered to the brokerage firm to sell the Shares acquired upon exercise of the option and to deliver to the Company from the sale proceeds sufficient cash to pay the exercise price and applicable withholding taxes arising as a result of the exercise.

        The Company shall deliver to the optionee, which delivery shall be not less than fifteen (15) days and not more than thirty (30) days after the giving of such notice unless an earlier or later date shall be mutually agreed upon, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

        (b) Transferability of Option and Shares. Each option shall be transferrable only by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee, or in the event of disability, the optionee's qualified representative. In addition, in order for Shares acquired upon exercise of incentive stock options to receive the tax treatment afforded such Shares, the Shares may not be disposed of within two years from the date of the option grant nor within one year after the date of transfer of such Shares to the optionee.

        (c) Withholding. The Company shall have the right to condition the issuance of Shares upon exercise of an option upon payment by the optionee of any applicable taxes required to be withheld under federal, state or local tax laws or regulations in connection with such exercise. An optionee may elect to pay such tax by (i) requesting the Company to withhold a sufficient number of Shares from the total number of Shares issuable upon exercise of the option or
(ii) delivering a sufficient number of shares of Company common stock (which have been held by the optionee for such period as the Committee may require) to the Company. The value of shares withheld or delivered shall be the fair market value of such shares on the date the exercise becomes taxable as determined by the Committee. Such an election is subject to approval or disapproval by the Committee, and if the optionee is subject to Section 16 of the Exchange Act, the timing of the election must satisfy the requirements of Rule 16b-3.

        (d) Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue in the employ or in the status as a director of the Company, nor limit in any way the right of the Company to terminate an optionee's employment at any time.

        8. ADJUSTMENT OF, AND CHANGES IN, THE SHARES

                (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding option, and the number of Shares which have been authorized for issuance under the Plan but as to which no options have yet been granted, as well as the price per share of common stock covered by each such outstanding option, shall be proportionately adjusted for any change in the outstanding shares of common stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the common stock, or any other change affecting the outstanding shares of common stock as a class effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

                (b) Dissolution, Liquidation, Sale or Merger. In the event of a proposed dissolution or liquidation of the Company, options outstanding under the Plan shall terminate immediately before the consummation of such proposed action. The Board will, in such circumstances, provide written notice to the optionees of the expected dates of termination of outstanding options and consummation of the proposed dissolution or liquidation.

        In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the surviving corporation, outstanding options may be assumed or equivalent options may be substituted by the successor corporation (or a parent or subsidiary of the successor corporation), unless the successor corporation does not agree to assume the options or to substitute equivalent options. If outstanding options are not assumed or substituted by equivalent options, all outstanding options shall terminate immediately before the consummation of such sale or merger (subject to the actual consummation of the sale or merger) and the Company shall provide written notice to the optionees of the expected dates of termination of the options and consummation of such transaction. If the transaction is not consummated, unexercised options shall continue in accordance with their original terms.

                (c) Notice of Adjustments; Fractional Shares. To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determinations in that respect shall be final, binding and conclusive. No right to purchase fractional shares shall result from any adjustment in options pursuant to this
Section 8. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

     (d) No Other Adjustments; Rights of Company Unaffected. Except as provided by paragraph (a) above, no issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall affect the number or price of shares of common stock subject to the option, and no adjustment by reason thereof shall be made. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     9.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in a manner that requires shareholder approval for continued compliance with the terms of Rule 16b-3, as promulgated under the Exchange Act, Section 422 of the Code, any successor rules, or other regulatory authority; and provided further that the provisions of Section 5 shall not be amended more than once every six months, other than to comport with changes in the Code, or the rules thereunder. Except as provided in
Section 8, no termination, modification or amendment of the Plan may, without the consent of the optionee to whom an option was previously granted under the Plan, adversely affect the rights of such optionee. Any consent required by the preceding sentence may be obtained in any manner deemed appropriate by the Committee.

     The Plan, unless sooner terminated, shall terminate on October 19, 2005, ten years from the date the Plan was originally adopted by the Board. An option may not be granted under the Plan after the Plan is terminated.

     10. EFFECTIVENESS OF THE PLAN

     The Plan will become effective upon adoption by the Board; provided, however, that unless the Plan is approved by the Company's shareholders within twelve months of the date the Plan was adopted by the Board, the Plan shall terminate.

     11. INFORMATION TO OPTIONEES

     The Company shall provide copies of its annual financial statements to each optionee during any period in which the optionee holds one or more outstanding options under the Plan.

        12.     PRIVILEGES OF STOCK OWNERSHIP: SECURITIES LAW COMPLIANCE

        No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. The grant of options and the issuance of Shares pursuant to the exercise of options granted under the Plan shall be conditioned upon the registration of the Shares with the SEC and qualification of the options and underlying Shares under the California securities laws, unless in the opinion of counsel to the Company such registration or qualification is not necessary. The Company shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options.

        13.     NOTICE OF SALE

        The optionee shall give the Company notice of any sale or other disposition of any Shares acquired upon exercise of an incentive stock option not more than five days after such sale or disposition.

        14.     INDEMNIFICATION

        To the extent permitted by applicable law in effect from time to time, no member of the Board or the Committee shall be liable for any action or omission in connection with the Plan by any other member of the Board or Committee nor for any such action or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee, or all or any combination of the preceding; provided the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Company by a shareholder or holder of a voting trust certificate representing shares of the Company. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

                           SOUTH VALLEY BANCORPORATION
                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                             THURSDAY, MAY 16, 1996
                                    3:00 P.M.


TO THE SHAREHOLDERS:

         The 1996 Annual Meeting of Shareholders (the "Meeting") of South Valley Bancorporation (the "Company"), a California corporation, will be held at the Golden Oak Restaurant, 16695 Condit Road, Morgan Hill, California 95037 on Thursday, May 16, 1996 at 3:00 p.m. for the purpose of considering and voting upon the following matters:

         (1)      To elect directors.

         (2)      To approve the 1995 Stock Option Plan.

         (3)      To approve the selection of Independent Auditors.

         (4) To consider such other business as may properly come before the Meeting.

         The names of the Board of Directors' nominees to be directors of the Company are set forth in the accompanying Proxy Statement and are incorporated herein by reference.

         Section 2.3 of the Company's Bylaws provides for the nomination of directors in the following manner:

         "Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the Company no more than sixty (60) days prior to any meeting of shareholders called for the election of directors, nor more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2 of these Bylaws; provided, however, that if ten (10) days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the Company not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the Company owned by the notifying shareholder. Nominations not made in accordance herewith shall be disregarded by the then chairman of the meeting, and the inspector of the election shall then disregard all votes cast for such nominee."

         Only those shareholders of record at the close of business on April 12, 1996 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement(s) or adjournment(s) thereof.

                                        SOUTH VALLEY BANCORPORATION




Morgan Hill, California                 By:  Sandra L. Ogle, Secretary
April 22, 1996


         WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.